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                                                                    EXHIBIT 99.2

                      SECURITIES ACCOUNT PLEDGE AGREEMENT

     This Securities Account Pledge Agreement (the "Agreement") is made as of February 1, 2001 between eMachines, Inc, a Delaware corporation ("Pledgee"), and John A. Muskovich ("Pledgor").

                                   RECITALS
                                   --------

     WHEREAS, pursuant to Pledgor's employment agreement by and between Pledgor and Pledgee dated December 18, 2000 (the "Employment Agreement"), Pledgor has borrowed from Pledgee $300,000 represented by the a promissory note of even date herewith (the "Note") and attached hereto as Exhibit A, which such Note is
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hereby incorporated by reference, for purposes of assisting Pledgor in his relocation to his new job location;

     WHEREAS, Pledgor is to invest the above referenced proceeds in an investment to be approved in advance by Pledgee and any interest and dividends on such investment are to be the property of Pledgor;

     NOW, THEREFORE, it is agreed as follows:

     1.   Prior Approval.  Pledgor hereby acknowledges and agrees that he will
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receive, or has received, prior written approval of any investment made with any amounts borrowed from Pledgee.

     2.   Creation and Description of Security Interest.  Pledgor hereby pledges
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and grants a security interest, pursuant to Article 9 of the Commercial Code as currently adopted and in effect in the State of California or as hereafter may be amended or re-adopted ("UCC"), to Pledgee the cash and other assets held in account no.________ at McDonald Investment, Inc. having a value of $300,000 (herein sometimes referred to as the "Collateral") subject to the terms and conditions of this Agreement. The security interest granted herein shall be limited to the Collateral having a value of $300,000, and shall not extend to assets in the account to the extent their value exceeds $300,000.

     3.   Payment of Note.  To induce Pledgee to enter into this Agreement,
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Pledgor represents and covenants to Pledgee, its successors and assigns, that
Pledgor will pay the principal sum of the Note secured hereby at the time and in the manner provided in the Note.

     4.   Perfection.  Pledgor appoints Pledgee its attorney-in-fact to do all
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things necessary to perfect a security interest in Pledgee in all Collateral.
Pledgee may exercise all of the rights and privileges in connection with the Collateral to which a transferee may be entitled as record holder of the Collateral, together with the rights and privileges otherwise granted under this Agreement. Pledgee shall be under no obligation to exercise any such rights or privileges.

     5.   Control Agreement.  Pledgee, or Pledgee's agent, shall have access and
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control to the Collateral as security for the Pledgor's obligations under the
Note of even date herewith executed by Pledgor. Pledgee and Pledgor shall execute a Pledged Collateral Account Control Agreement in substantially the form attached hereto as Exhibit B to insure Pledgee's access to
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the Collateral and to insure the availability of the Collateral in the event of
Default by Pledgee under the Note.

     6.   Substitution or Exchange of Collateral.  If, with the prior consent of
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Pledgee, Pledgor substitutes or exchanges other securities and/or other collateral in place of that described in Section 1, all of the rights and privileges of Pledgee and all of the obligations of Pledgor with respect to the Collateral originally pledged or held as Collateral shall be immediately applicable to the substituted or exchanged collateral and Pledgor shall deliver any such substituted collateral to Pledgee or its agent, or a similar agreement to the one attached hereto as Exhibit B shall be executed as provided in Section
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2, and such substituted collateral will be subject to the terms of this
Agreement and Pledgor agrees to do anything deemed necessary and appropriate by Pledgee to perfect its security interest in such other collateral. Any Collateral together with any substituted collateral shall collectively be referred to as "Collateral."

     7.   Encumbrances.  Pledgor warrants that the Collateral is free and clear
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of all liens and security interests other than the security interest created by this Agreement and he has not and will not create any other liens or encumbrances on the Collateral. Pledgor covenants that he will not borrow against the value of the Collateral or create any margin account relating to the Collateral.

     8.   Collection of Dividends and Interest.  So long as no default exists
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under the Note, Pledgor is authorized to collect all dividends, interest payments and other amounts paid in cash on any of the Collateral, provided that, if applicable, any additional securities received as stock dividend, dividend paid in stock, reclassification or readjustment or by reason of any merger, reorganization or other corporate transaction or event or any other change in the capital structure of any entity whose stock or other instrument is being held as part of the Collateral shall be immediately delivered by Pledgor to Pledgee, duly endorsed in blank, to be held by Pledgee or its agent pursuant to the terms of this Agreement.

     9.   Voting Rights.  During the terms of this Agreement, Pledgor shall have
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the right, where applicable, to vote securities on all corporate questions and
Pledgee shall execute due and timely proxies in favor of Pledgor for this purpose, if necessary.

     10.  Warrants and Options.  If subscription warrants or any other rights or
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options are issued in connection with the Collateral during the term of this
Agreement, the warrants, rights and options shall immediately be assigned by Pledgee to Pledgor. If any warrants, rights or options are exercised by Pledgor, all new securities so acquired by Pledgor shall immediately be assigned to Pledgee to be held pursuant to the terms of this Agreement.

     11.  Default.  Pledgor shall be deemed to be in default of the Note (a
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"Default") and of this Agreement in the event:

          (a) payment of principal (and if applicable, accrued interest) of the Note shall be delinquent for a period of ten (10) days or more; or

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          (b)  Pledgor fails to perform any of the covenants contained in this
Agreement for a period of ten (10) days after written notice thereof from Pledgee.

          In the case of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the UCC.

     12.  Release of Collateral.  The Pledgee shall release the Collateral from
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this Agreement upon payment in full of the Note.

     13.  Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
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withdraw, pledge, substitute or otherwise dispose of all or any part of the
Collateral without the prior written consent of Pledgee.

     14.  Term.  The within pledge of Collateral shall continue until the
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payment of all indebtedness secured hereby, at which time the remaining pledged
Collateral shall be promptly delivered to Pledgor.

     15.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
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proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of Default.

     16.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
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the enforceability or invalidity of any provision or provisions of this
Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     17.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
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terms of this Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     18.  Waiver.  Pledgor waives any right to require Pledgee to proceed
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against any person, to proceed against or exhaust any collateral, or to pursue any other remedy in the power of Pledgee. Pledgor waives any defense due to any disability or other defense of any other person. Until all indebtedness secured by this Agreement is paid in full, Pledgor has no right of subrogation. Pledgor waives any right to enforce any remedy that Pledgee now has or subsequently may have against any other person and waives any benefit of and any right to participate in any collateral now or subsequently held by Pledgee. Pledgor authorizes Pledgee, without notice or demand and without affecting the liability of Pledgor under his guaranty or the indebtedness of Pledgor under this Agreement, to renew, extend, accelerate or otherwise change the time for payment of or otherwise change the terms of the indebtedness guaranteed or any part of it, including increasing or decreasing the rate of interest on the indebtedness; to take and hold collateral other than the Collateral to secure the payment of the indebtedness or any part of it and

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to exchange or release securities or other collateral; and to release or substitute any of the endorsers or guarantors of the indebtedness or any part of it or any parties to it.

     19.  Governing Law.  This Security Agreement shall be interpreted and
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governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



"PLEDGOR"                     /s/ JOHN A. MUSKOVICH
                              _________________________________________________
                              Signature

                              John A. Muskovich
                              __________________________________________________
                              Print Name

                              Address:  986 Olde Sterling Way
                                        ________________________________________

                                        Dayton, OH 45459
                                        ________________________________________


"PLEDGEE"                     eMachines, Inc.
                              a Delaware corporation


                              /s/ ALLAN MOUW
                              __________________________________________________
                              Signature

                              Allan Mouw
                              __________________________________________________
                              Print Name

                              VP, Business & Legal Affairs
                              __________________________________________________
                              Title

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